UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008 (March 5, 2008)

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MYRIAD ENTERTAINMENT & RESORTS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-24789	64-0872630
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

987 Harris Street, Tunica, Mississippi   38676

(Address of Principal Executive Office) (Zip Code)

(800) 955-0762

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Myriad's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Myriad’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Myriad's actual results to differ from management's current expectations are contained in Myriad's filings with the Securities and Exchange Commission.  Myriad undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINICPAL OFFICERS.

On March 5, 2008, Myriad Entertainment & Resorts, Inc. (the “Company”) received the resignations of Mr. Jack Vaughn and Mr. Jerry Wayne as members of the Board of Directors effective immediately. Mr. Vaughn had served as a member of the Board since June 2007 and Mr. Wayne had served as a member of the Board since June 2006. Mr. Vaughn’s and Mr. Wayne’s resignation letters did not reference a disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

On March 5, 2008, the Company announced that Mr. John Meeske was terminated as the Company’s Chief Executive Officer and as a member of the Board of Directors. Mr. Meeske had served as the Company’s Chief Executive Officer and as a Director since May 2006. In connection with the termination of Mr. Meeske as the Company’s Chief Executive Officer, Mr. Nicholas Lopardo, Chairman of the Board of Directors, was appointed the Interim Chief Executive Officer until the Company can find a suitable replacement.

On March 11, 2008, the Company issued a press release titled, “Myriad Announces Management and Board Changes.” A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.01

REGULATION FD DISCLOSURE

On March 7, 2008, the Company issued a press release titled, “Myriad Signs Term Sheet to Secure Financing.”

A copy of the press release is filed herewith as Exhibit 99.2.

ITEM 8.01

OTHER EVENTS

Please see Item 7.01 contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD ENTERTAINMENT & RESPORTS, INC.

By:	/s/ Nicholas Lopardo
Nicholas Lopardo Interim Chief Executive Officer

Date:  March 11, 2008